FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000

ANNUAL REPORT
SEPTEMBER 30, 1995




LETTER TO SHAREHOLDERS       FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

November 2, 1995

Dear Shareholder:

We are pleased to report on equity market activity and investment results for Fiduciary Management Associates-Growth Portfolio's fiscal year ended September 30, 1995. The following table compares FMA's total returns over the twelve months with that of the overall U.S. stock market, represented by the unmanaged S&P 500-stock Index, and with the Russell 2000 Stock Index, also unmanaged, which measures the performance of the smallest 2,000 stocks on the New York and American Stock Exchanges and the NASDAQ:


                                     Twelve Months
                                    Through 9/30/95
                                    ---------------
     FMA - GROWTH PORTFOLIO            +30.94%
     S&P 500 INDEX                     +29.64%
     RUSSELL 2000                      +20.18%


Also provided on the following page is a chart that shows the performance of a hypothetical $10,000 initial investment in FMA over a ten-year period through the end of September.

THE YEAR IN REVIEW
During the past year, the Portfolio benefited from a strong domestic equity market. The Portfolio was invested to take advantage of the general rise in stock prices by staying fully invested in small capitalization stocks. The sectors of the market where we found the greatest reward versus risk characteristics were in technology, energy and consumer services. In these sectors we uncovered many companies whose valuations were modest compared to their growth rates. As of the end of the fiscal year, our estimated earnings growth for the companies held in FMA-Growth Portfolio was in excess of twice the market's growth for valuations that were slightly below those of the market. This is consistent with our investment philosophy of buying 'future' growth stocks at reasonable valuations.

Three of the Portfolio's larger investments are examples of this strategy. Nine West, at 3.9% of the total assets, is currently the biggest position. Nine West has continued to grow internally while increasing its long-term growth rate by acquiring the shoe division of U.S. Shoe, Inc. Through an excellent management team and a proven strategy, we believe Nine West will continue to be a dominant category leader in the retailing area.

Hummingbird Communications represents another example of our investment philosophy. Hummingbird currently enjoys a 45% market share of an industry that is growing at more than 40% annually and has recently made an acquisition to enable it to compete in the Internet market. The company has excellent management, is well positioned for the future and is trading at a market multiple of about 20 times.

Another large position for the Portfolio is in Reading & Bates, which was increased during the reporting period. There is currently a supply/demand imbalance in deep-sea drilling rigs and we believe Reading & Bates is, and will be, one of the main beneficiaries of this situation.

MARKET ENVIRONMENT AND OUTLOOK
The market has benefited from 1995's modest growth and modest inflation economy. When economic growth follows such a path-neither too fast nor too slow-we often see better corporate profits and higher market valuations. As stock investors have accepted this scenario as opposed to a 'boom/bust' scenario, higher stock prices have followed.

Looking forward, we still have a positive outlook for the equity market and believe the U.S. economy continues to be characterized by moderate growth and moderate inflation. This environment is allowing most leading U.S. companies to show rising earnings and cash flow and improvements in their balance sheets. Continual cost cutting by corporations coupled with a somewhat weak dollar has placed the U.S. in a very competitive position in relation to Europe and Japan. We should mention that any change in Washington that demonstrates fiscal responsibility (through Social Security, Medicare, Medicaid or balanced budgets) would be viewed positively by the markets. Finally, while valuations have increased this year, we believe that considering current market conditions the Fund's investments are still relatively cheap.

We continue to believe that FMA-Growth Portfolio's strategy will provide superior relative investment results for long-term shareholders. We appreciate your continued investment in the Portfolio and look forward to reporting to you again in the coming months.

Sincerely,

Alden M. Stewart
President


1



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
GROWTH OF A $10,000 INVESTMENT:
9/30/85 TO 9/30/95


This chart illustrates the total value of an assumed investment in FMA with dividends and capital gains reinvested. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 2000 Stock Index is comprised of the smallest 2000 stocks on The New York and American Stock Exchanges and the NASDAQ.

The unmanaged Standard and Poor's 500-stock Index includes 500 U.S. stocks. It is a common measure of the performance of the overall U.S. stock market.


2



TEN LARGEST HOLDINGS
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                         VALUE     PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nine West Group, Inc.                       $ 4,968,600            3.9%
Telephone and Data Systems, Inc.              4,288,200            3.3
Reading & Bates Corp.                         3,805,200            3.0
Healthwise of America, Inc.                   3,074,400            2.4
Informix Corp.                                3,009,500            2.3
United States Cellular Corp.                  2,978,400            2.3
Millicom International Cellular, S.A.         2,823,788            2.2
Community Health Systems, Inc.                2,749,537            2.1
Global Marine, Inc.                           2,642,662            2.1
Twentieth Century Industries, Inc.            2,636,812            2.1
                                            $32,977,099           25.7%


3



PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-90.1%
CONSUMER PRODUCTS & SERVICES-26.4%
AIRLINES-4.5%
Alaska Air Group, Inc.*                         135,400    $ 2,115,625
America West Airlines, Inc.*                     76,000      1,178,000
Mesa Airlines, Inc.*                            106,900      1,089,044
USAir Group, Inc.*                              116,400      1,338,600
                                                             5,721,269

APPAREL-2.3%
Jones Apparel Group, Inc.*                       29,000      1,033,125
Nautica Enterprises, Inc.*                       57,625      1,973,656
                                                             3,006,781

BROADCASTING & CABLE-2.8%
Cablevision Systems Corp. Cl.A*                  17,500      1,043,437
CD Radio, Inc.*                                  87,900        357,094
Infinity Broadcasting Corp. Cl.A*                57,500      1,883,125
Valuevision International, Inc.*                 58,900        346,038
                                                             3,629,694

COSMETICS-1.0%
Jean Phillippe Fragrances, Inc.*                124,000      1,302,000

ENTERTAINMENT & LEISURE-1.0%
Heritage Media Corp.*                            40,500      1,220,063

REAL ESTATE-0.5%
Summit Properties, Inc.                          35,200        664,400

RESTAURANTS & LODGING-4.3%
HFS, Inc.*                                       34,000      1,780,750
Host Marriott Corp.*                            150,400      1,861,200
La Quinta Inns, Inc.                             42,300      1,184,400
Red Lion Hotels, Inc.*                           33,700        707,700
                                                             5,534,050

RETAILING-9.2%
Bed Bath & Beyond, Inc.*                         56,000      1,708,000
Corporate Express, Inc.*                         51,800      1,262,625
Industrie Natuzzi S.p.A. (ADR)(a)                57,900      2,062,687
Musicland Stores, Inc.*                          85,500        726,750
Nine West Group, Inc.*                          109,200      4,968,600
Staples, Inc.*                                   36,600      1,033,950
                                                            11,762,612

OTHER-0.8%
Robert Mondavi Corp. Cl.A*                       38,000        969,000
                                                            33,809,869

TECHNOLOGY-25.1%
COMMUNICATIONS EQUIPMENT-4.1%
Ascend Communications, Inc*                       8,000        640,000
Dionex Corp.*                                    24,900      1,301,025
Orion Network Systems, Inc.*                    166,667      2,000,004
Scientific-Atlanta, Inc.                         39,000        658,125
Stratacom, Inc.*                                 11,000        607,750
                                                             5,206,904

COMPUTER PERIPHERALS-2.7%
Komag, Inc.*                                     23,500      1,536,312
Lam Research Corp.*                              10,500        627,375
Quantum Corp.*                                   32,700        715,313
Read-Rite Corp.*                                 15,500        565,750
                                                             3,444,750

COMPUTER SOFTWARE & SERVICES-6.4%
Cadence Design Systems, Inc.*                    22,000        863,500
Checkfree Corp.*                                 10,100        202,000
Computer Management Sciences, Inc.*               2,600         44,200
Hummingbird Communications, Ltd.*                27,900      1,039,275
Informix Corp.*                                  92,600      3,009,500
Intersolv, Inc.*                                 44,200        889,525


4



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
Mentor Graphics Corp.*                           38,600    $   805,775
Symantec Corp.*                                  33,700      1,011,000
Wang Labs, Inc.*                                 23,700        376,238
                                                             8,241,013

ELECTRONICS-0.7%
Kemet Corp.*                                     27,600        945,300

TELECOMMUNICATIONS-11.2%
Adtran, Inc.*                                    16,400        569,900
Glenayre Technologies, Inc.*                      9,450        680,400
Millicom International Cellular, S.A.*           87,900      2,823,788
Ortel Corp.*                                     58,200        814,800
Telephone and Data Systems, Inc.                102,100      4,288,200
Tellabs, Inc.*                                   14,900        627,662
United States Cellular Corp.*                    81,600      2,978,400
Vanguard Cellular Systems, Inc.*                 59,800      1,532,375
                                                            14,315,525
                                                            32,153,492


HEALTH CARE-14.3%
BIOTECHNOLOGY-1.3%
Centocor, Inc.*                                  44,900        488,288
Cephalon, Inc.*                                  26,950        741,125
MedImmune, Inc.*                                 42,600        473,925
                                                             1,703,338

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-13.0%
Apria Healthcare Group, Inc.*                    59,060      1,461,735
Community Health Systems, Inc.*                  68,100      2,749,537
Healthwise of America, Inc.*                    109,800      3,074,400
Manor Care, Inc.                                 25,600        870,400
Medcath, Inc.*                                   79,200      1,465,200
Physician Reliance Network, Inc.*                67,300      2,490,100
Sun Healthcare Group, Inc.*                     166,000     $2,137,250
Surgical Care Affiliates, Inc.                   66,500      1,546,125
Ventritex, Inc.*                                 40,200        864,300
                                                            16,659,047
                                                            18,362,385


ENERGY-11.3%
OIL & GAS SERVICES-9.7%
Arethusa, Ltd.                                   83,400      1,720,125
BJ Services Co.*                                 37,500        946,875
Global Marine, Inc.*                            370,900      2,642,662
Noble Drilling Corp.*                           197,400      1,529,850
Reading & Bates Corp.*                          317,100      3,805,200
Rowan Cos., Inc.*                               235,700      1,767,750
                                                            12,412,462

OTHER-1.6%
Diamond Shamrock, Inc.                           81,100      1,997,088
                                                            14,409,550


BASIC INDUSTRIES-6.3%
AIR FREIGHT-1.0%
Pittston Services Group                          47,900      1,299,288

ELECTRONICS-1.4%
AVX Corp.                                        49,000      1,641,500
Zycon Corp.*                                     15,400        188,650
                                                             1,830,150

ENVIRONMENTAL CONTROL-1.3%
USA Waste Services, Inc.*                        83,400      1,626,300

MACHINERY-0.8%
JLG Industries, Inc.                             21,700        976,500

SURFACE TRANSPORTATION & SHIPPING-1.8%
Xtra Corp.                                       52,500      2,329,687
                                                             8,061,925


FINANCIAL SERVICES-6.0%
BANKING-1.0%
First USA, Inc.                                  24,000      1,302,000

INSURANCE-4.4%
National Re Corp.                                44,700      1,581,262
PXRE Corp.                                       22,200        604,950


5



PORTFOLIO OF INVESTMENTS
(CONTINUED)                  FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES        VALUE
----------------------------------------------------------------------
Roosevelt Financial Group, Inc.                  48,300    $   851,288
Twentieth Century Industries, Inc.*             171,500      2,636,812
                                                             5,674,312

OTHER-0.6%
Union Acceptance Corp.*                          39,200        735,000
                                                             7,711,312


RESTRICTED SECURITIES & PRIVATE PLACEMENTS-0.7%
Menlo Ventures III, A Limited
  Partnership*(b)                             1,000,000        285,000
Oak Investment Partners III*(b)               2,000,000        420,000
Oscco II, A Limited Partnership*(b)             750,000         75,750
RCS II, A Limited Partnership*(b)             1,000,000         73,200
                                                               853,950


                                               PRINCIPAL
                                                 AMOUNT
COMPANY                                           (000)        VALUE
----------------------------------------------------------------------
Total Common Stocks & Other Investments
  (cost $97,174,247)                                      $115,362,483

CORPORATE BONDS-0.6%
COMMUNICATION & EQUIPMENT-0.6%
  Intelcom Group, Inc. 8.00%,9/17/98(b)(c)
  (cost $908,620)                               $   922        790,326

SHORT-TERM DEBT SECURITIES-10.2%
Federal Home Loan Mortgage Corp.
  6.30%, 10/02/95
  (amortized cost $13,097,707)                   13,100     13,097,707

TOTAL INVESTMENTS-100.9%
  (cost $111,180,574)                                      129,250,516
Other assets less liabilities-(0.9%)                        (1,115,598)

NET ASSETS-100%                                           $128,134,918


*    Non-income producing security.
(a)  Country of origin-Italy.
(b)  Illiquid security, valued at fair value (see Notes A & D).
(c)  Interest on this bond is paid-in-kind.
     Glossary:
     ADR - American Depository Receipt.
     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $111,180,574)          $129,250,516
  Cash                                                                   60,498
  Receivable for investment securities sold                             323,250
  Receivable for shares of beneficial interest sold                     153,387
  Dividends and interest receivable                                      20,917
  Total assets                                                      129,808,568

LIABILITIES
  Payable for investment securities purchased                         1,334,941
  Advisory fee payable                                                  240,253
  Accrued expenses                                                       98,456
  Total liabilities                                                   1,673,650

NET ASSETS (equivalent to $32.90 per share, based on 3,
  895,232 shares of beneficial interest outstanding)               $128,134,918

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                                 $38,952
  Additional paid-in capital                                         89,230,462
  Accumulated undistributed net realized gain                        20,795,562
  Net unrealized appreciation of investments                         18,069,942
                                                                   $128,134,918

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                 $32.90


See notes to financial statements.


7



STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1995
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                              $464,409
  Dividends (net of foreign taxes withheld of $1,106)    452,155      $916,564

EXPENSES
  Advisory fee                                           833,866
  Administrative                                         117,759
  Custodian                                               77,339
  Audit and legal                                         74,803
  Trustees' fees                                          33,500
  Transfer agency                                         22,086
  Printing                                                11,846
  Registration                                             6,830
  Miscellaneous                                           19,627
  Total expenses                                                     1,197,656
  Net investment loss                                                 (281,092)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                  20,853,916
  Net change in unrealized appreciation of investments               9,662,236
  Net gain on investments                                           30,516,152

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $30,235,060



STATEMENTS OF CHANGES IN NET ASSETS
_______________________________________________________________________________

                                                     YEAR ENDED    YEAR ENDED
                                                      SEP. 30,       SEP. 30,
                                                        1995           1994
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (281,092)  $   (534,084)
  Net realized gain on investments                   20,853,916     15,291,318
  Net change in unrealized appreciation of
    investments                                       9,662,236    (20,782,350)
  Net increase (decrease) in net assets
    from operations                                  30,235,060     (6,025,116)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                  (15,581,382)      (971,941)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase (decrease)                             7,046,188    (25,499,920)
  Total increase (decrease)                          21,699,866    (32,496,977)

NET ASSETS
  Beginning of year                                 106,435,052    138,932,029
  End of year                                      $128,134,918   $106,435,052


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1995           FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Growth Portfolio (the 'Fund') is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund was organized as a Massachusetts business trust on March 12, 1986. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. In determining fair value, consideration is given to cost, operating, and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. RECLASSIFICATION OF NET ASSETS
As the Fund may not utilize net investment losses in future periods for tax purposes, the Fund reclassified net investment losses of $281,092 to additional paid-in capital at September 30, 1995. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser'), an advisory fee at a quarterly rate equal to .1875 of 1% (approximately .75 of 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. The Adviser has agreed, under the terms of the Investment Advisory Agreement, to reimburse the Fund to the extent that its aggregate expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million. No reimbursement was required for the year ended September 30, 1995. Pursuant to the advisory agreement, the Fund paid $117,759 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $18,016 for the year ended September 30, 1995.

Brokerage commissions paid on securities transactions for the year ended September 30, 1995 amounted to $470,250, of which $6,616 was paid to affiliated brokers.


9



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                  FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $162,364,199 and $175,683,412, respectively, for the year ended September 30, 1995. At September 30, 1995, the cost of securities for federal income tax purposes was $111,461,239. Accordingly, gross unrealized appreciation of investments was $23,396,722 and gross unrealized depreciation of investments was $5,607,445 resulting in net unrealized appreciation of $17,789,277.


NOTE D: ILLIQUID SECURITIES

                                                             DATE
                                               ACQUIRED      COST       VALUE
                                               --------  ----------  ----------
Intelcom Group, Inc., 8%, 9/17/98               9/16/93  $  908,620  $  790,326
Menlo Ventures III, A Limited Partnership       7/28/83     482,157     285,000
Oak Investment Partners III                     9/28/83   1,510,517     420,000
Oscco II, A Limited Partnership                 2/16/84     663,779      75,750
RCS II, A Limited Partnership                  12/29/82     147,462      73,200
                                                         ----------  ----------
                                                         $3,712,535  $1,644,276


The securities shown above are restricted as to sale and have been valued at fair value in accordance with procedures described in Note A.
The value of these securities at September 30, 1995 represents 1.28% of net assets.

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                                    SHARES                     AMOUNT
                          ------------------------  ---------------------------
                          YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                            SEP. 30,      SEP. 30,      SEP. 30,       SEP. 30,
                              1995          1994          1995           1994
                          ----------  ------------  ------------  -------------
Shares sold                 673,646         2,099   $15,835,914   $     60,000
Shares issued in
reinvestment of
  distributions                  -0-       30,620            -0-       947,370
Shares redeemed            (332,821)     (918,537)   (8,789,726)   (26,507,290)
Net increase (decrease)     340,825      (885,818)  $ 7,046,188   $(25,499,920)


10



FINANCIAL HIGHLIGHTS         FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------
                                                                  1995        1994        1993        1992        1991
                                                              ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year                              $29.94      $31.29      $27.41      $30.93      $23.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                      (.07)       (.20)       (.10)       (.07)        .07
Net realized and unrealized gain (loss) on investments            7.51        (.93)       7.29       (2.24)       8.28
Net increase (decrease) in net asset value from operations        7.44       (1.13)       7.19       (2.31)       8.35

LESS: DISTRIBUTIONS
Dividends from net investment income                                -0-         -0-         -0-       (.07)       (.10)
Distributions from net realized gains                            (4.48)       (.22)      (3.31)      (1.14)       (.41)
Total dividends and distributions                                (4.48)       (.22)      (3.31)      (1.21)       (.51)
Net asset value, end of year                                    $32.90      $29.94      $31.29      $27.41      $30.93

TOTAL RETURN
Total investment return based on net asset value (a)             30.94%      (3.63)%     27.79%      (7.52)%     37.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)                       $128,135    $106,435    $138,932    $129,188    $182,538
Ratio of expenses to average net assets                           1.11%        .98%        .97%        .92%        .96%
Ratio of net investment income (loss) to average net assets       (.26)%      (.42)%      (.31)%      (.19)%.       25%
Portfolio turnover rate                                            159%        116%        100%        122%        102%


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.


11



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS         FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES FIDUCIARY MANAGEMENT
ASSOCIATES-GROWTH PORTFOLIO

We have audited the accompanying statement of assets and liabilities of Fiduciary Management Associates-Growth Portfolio (the sole portfolio of Fiduciary Management Associates), including the portfolio of investments, as of September 30 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary Management Associates-Growth Portfolio at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
November 3, 1995


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                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
HENRY UGARTE (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
TIMOTHY D. RICE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


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